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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): January 9, 2006

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                 1-8846                   22-2433361
(State or other jurisdiction of   (Commission               (IRS Employer
        incorporation)            File Number)          Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 1  -  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

        On January 9, 2006, the Company entered into an Executive Employment Agreement (the "Employment Agreement") with Anthony J. Caldarone, its Chairman, President and Chief Executive Officer. The Employment Agreement provides for an annual base salary of $100,000 and entitles Mr. Caldarone to participate in all benefit plans made available to the Company's senior executives. The Employment Agreement, which is effective as of January 1, 2006 and replaces the employment agreement between the Company and Mr. Caldarone that expired on December 31, 2005, is terminable at will by either party. Mr. Caldarone will be prohibited from engaging in the acquisition, development, construction and marketing of residential real estate in the State of Florida for a twelve month period following the termination of the Employment Agreement.

Section 9.    Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

      (c)     Exhibits:

Exhibit No.   Description

10.31 Executive Employment Agreement dated January 9, 2006 and effective as of January 1, 2006.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Calton, Inc.
                                        ----------------------------------------
                                        (Registrant)



                                By:     /s/ Laura A. Camisa
                                        ----------------------------------------
                                        Laura A. Camisa
                                        Chief Financial Officer and Treasurer
Dated:  January 10, 2006